                                                                EXHIBIT 10.4


               [THE AMERICAN INSTITUTE OF ARCHITECTS LETTERHEAD]


                               AIA Document A401
                           STANDARD FORM OF AGREEMENT
                      BETWEEN CONTRACTOR AND SUBCONTRACTOR
                                  1987 EDITION

       THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH
   AN ATTORNEY IS ENCOURAGED WITH RESPECT TO ITS COMPLETION OR MODIFICATION.

          This document has been approved and endorsed by the American Subcontractors Association and the Associated Specialty Contractors, Inc.

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AGREEMENT
made as of the Third (3) day of January in the year of Nineteen Hundred and Ninety Seven

BETWEEN the Contractor:         Inland Casino Corporation
(Name and Address)              4225 Executive Square, Suite 1650
                                La Jolla, CA 92037
Coit Power Inc.
1209 N. 2nd Street
Suite 108
El Cajon, CA 92021

and the Subcontractor:          Coit Power Incorporated
(Name and Address)              1209 N. 2nd Street, Suite 108
                                El Cajon, CA 92021

The Contractor has made a contract for construction dated_______________with
The Owner:                      Inland Casino Corporation
(Name and Address)              4225 Executive Square, Suite 1650
                                La Jolla, CA 92037

For the following Project:
(Name and Location)             KLA-MO-YA Casino   Phase I
                                34333 Highway 97 North
                                Chiloquin, Oregon 97624

which Contract is hereinafter referred to as the Prime Contract and which provides for the furnishing of labor, materials, equipment and services in connection with the construction of the Project. A copy of the Prime Contract, consisting of the Agreement Between Owner and Contractor (from which compensation amounts may be deleted) and the other Contract Documents enumerated therein has been made available to the Subcontractor.

The Architect for the Project is:       Gaming Environment Design, Inc.
(Name and Address)                      1813 130th Ave. NE, Suite 220
                                        Bellevue, WA 98005

The Contractor and the Subcontractor agree as set forth below.

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  Copyright 1915, 1925, 1937, 1951, 1958, 1961, 1963, 1966, 1967, 1972, 1978,
 (C)1987 by the American Institute of Architects, 1735 New York Avenue, N.W., Washington, D.C. 20006. Reproduction of the material herein or substantial quotation of its provisions without written permission of the AIA violates the copyright laws of the United States and will be subject to legal prosecution.
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                       TERMS AND CONDITIONS OF AGREEMENT
                      BETWEEN CONTRACTOR AND SUBCONTRACTOR
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                                   ARTICLE 1
                           THE SUBCONTRACT DOCUMENTS

1.1. The Subcontract Documents consist of (1) this Agreement; (2) the Prime Contract, consisting of the Agreement between the Owner and Contractor and the other Contract Documents enumerated therein, including Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda issued prior to execution of the Agreement between the Owner and Contractor and Modifications issued subsequent to the execution of the Agreement between the Owner and Contractor, whether before or after the execution of this Agreement, and other Contract Documents, if any, listed in the Owner-Contractor Agreement; (3) other documents listed in Article 16 of this Agreement; and (4) Modifications to this Subcontract issued after execution of this Agreement. These form the Subcontract, and are as fully a part of the Subcontract as if attached to this Agreement or repeated herein. The Subcontract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. An enumeration of the Subcontract Documents, other than Modifications issued subsequent to the execution of this Agreement, appears in Article 16.

1.2 The Subcontractor shall be furnished copies of the Subcontract Documents upon request, but the Contractor may charge the Subcontractor for the cost of reproduction.

                                   ARTICLE 2
                       MUTUAL RIGHTS AND RESPONSIBILITIES

2.1 The Contractor and Subcontractor shall be mutually bound by the terms of this Agreement and, to the extent that provisions of the Prime Contract apply to the Work of the Subcontractor, the Contractor shall assume toward the Subcontractor all obligations and responsibilities that the Owner, under the Prime Contract, assumes toward the Contractor, and the Subcontractor shall assume toward the Contractor all obligations and responsibilities which the Contractor, under the Prime Contract, assumes toward the Owner and the Architect. The Contractor shall have the benefit of all rights, remedies and redress against the Subcontractor which the Owner, under the Prime Contract, has against the Contractor, and the Subcontractor shall have the benefit of all rights, remedies and redress against the Contractor which the Contractor, under the Prime Contract, has against the Owner, insofar as applicable to this Subcontract. Where a provision of the Prime Contract is inconsistent with a provision of this Agreement, this Agreement shall govern.

2.2 The Contractor may require the Subcontractor to enter into agreements with Sub-subcontractors performing portions of the Work of this Subcontract by which the Subcontractor and the Sub-subcontractor are mutually bound, to the extent of the Work to be performed by the Sub-subcontractor, assuming toward each other all obligations and responsibilities which the Contractor and Subcontractor assume toward each other and having the benefit of all rights, remedies and redress each against the other which the Contractor and Subcontractor have by virtue of the provisions of this Agreement.

                                   ARTICLE 3
                                   CONTRACTOR

3.1     SERVICES PROVIDED BY THE CONTRACTOR

3.1.1 The Contractor shall cooperate with the Subcontractor in scheduling and performing the Contractor's Work to avoid conflicts or interference in the Subcontractor's Work and shall expedite written responses to submittals made by the Subcontractor in accordance with Paragraph 4.1 and Article 5. As soon as practicable after execution of this Agreement, the Contractor shall provide the Subcontractor copies of the Contractor's construction schedule and schedule of submittals, together with such additional scheduling details as will enable the Subcontractor to plan and perform the Subcontractor's Work properly. The Subcontractor shall be notified promptly of subsequent changes in the construction and submittal schedules and additional scheduling details.

3.1.2 The Contractor shall provide suitable areas for storage of the Subcontractor's materials and equipment during the course of the Work. Additional costs to the Subcontractor resulting from relocation of such facilities at the direction of the Contractor, except as previously agreed upon, shall be reimbursed by the Contractor.

3.1.3 Except as provided in Article 14, the Contractor's equipment will be available to the Subcontractor only at the Contractor's discretion and on mutually satisfactory terms.

3.2     COMMUNICATIONS

3.2.1 The Contractor shall promptly make available to the Subcontractor information which affects this Subcontract and which becomes available to the Contractor subsequent to execution of the Subcontract.

3.2.2 The Contractor shall not give instructions or orders directly to employees or workmen of the Subcontractor, except to persons designated as authorized representatives of the Subcontractor.

3.2.3 The Contractor shall permit the Subcontractor to request directly from the Architect information regarding the percentages of completion and the amount certified on account of Work done by the Subcontractor.

3.2.4 If hazardous substances of a type of which an employer is required by law to notify its employees are being used on the site by the Contractor, a subcontractor or anyone directly or indirectly employed by them (other than the Subcontractor), the Contractor shall, prior to harmful exposure of the Subcontractor's employees to such substance, give written notice of the chemical composition thereof to the Subcontractor in sufficient detail and time to permit the Subcontractor's compliance with such laws.

3.3     CLAIMS BY THE CONTRACTOR

3.3.1 Liquidated damages for delay, if provided for in Paragraph 9.3 of this Agreement, shall be assessed against the Subcontractor only to the extent caused by the Subcontractor, the Subcontractor's employees and agents, Sub-subcontractors, suppliers or any person or entity for whose acts the Subcon-

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AIA DOCUMENT ASDI o CONTRACTOR-SUBCONTRACTOR AGREEMENT o
TWELFTH EDITION o AIA(R) o (C) 1987 THE AMERICAN INSTITUTE OF
ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006   A401-1987     2

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

tractor may be liable, and in no case for delays or causes arising outside the scope of this Subcontract.

3.3.3 Except as may be indicated in this Agreement, the Contractor agrees that no claim for payment for services rendered or materials and equipment furnished by the Contractor to the Subcontractor shall be valid without prior notice to the Subcontractor and unless written notice thereof is given by the Contractor to the Subcontractor not later than the ninth day of the calendar month following that in which the claim originated.

3.4  CONTRACTOR'S REMEDIES

3.4.1 If the Subcontractor defaults or neglects to carry out the Work in accordance with this Agreement and fails within three working days after receipt of written notice from the Contractor to commence and continue correction of such default or neglect with diligence and promptness, the Contractor may, after three days following receipt by the Subcontractor of an additional written notice, and without prejudice to any other remedy the Contractor may have, make good such deficiencies and may deduct the cost thereof from the payments then or thereafter due the Subcontractor, provided, however, that if such action is based upon faulty workmanship or materials and equipment, the Architect shall first have determined that the workmanship or materials and equipment are not in accordance with requirements of the Prime Contract.

                                   ARTICLE 4

                                 SUBCONTRACTOR

4.1  EXECUTION AND PROGRESS OF THE WORK

4.1.1 The Subcontractor shall cooperate with the Contractor in scheduling and performing the Subcontractor's Work to avoid conflict, delay in or interference with the Work of the Contractor, other subcontractors or Owner's own forces.

4.1.2 The Subcontractor shall promptly submit Shop Drawings, Product Data, Samples and similar submissions required by the Subcontractor Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Contractor or other subcontractors.

4.1.3 The Subcontractor shall submit to the Contractor a schedule of values allocated to the various parts of the Work of this Subcontract, aggregating the Subcontract Sum, made out in such detail as the Contractor and Subcontractor may agree upon or as required by the Owner, and supported by such evidence as the Contractor may direct. In applying for payment, the Subcontractor shall submit statements based upon this schedule.

4.1.4 The Subcontractor shall furnish to the Contractor periodic progress reports on the Work of this Subcontract as mutually agreed, including information on the status of materials and equipment which may be in the course of preparation or manufacture.

4.1.5 The Subcontractor agrees that the Architect will have the authority to reject Work which does not conform to the Prime Contract. The Architect's decisions on matters relating to aesthetic effect shall be final if consistent with the intent expressed in the Prime Contract.

4.1.6 The Subcontractor shall pay for materials, equipment and labor used in connection with the performance of this Subcontract through the period covered by previous payments received from the Contractor, and shall furnish satisfactory evidence, when requested by the Contractor, to verify compliance with the above requirements.

4.1.7 The Subcontractor shall take necessary precautions to protect properly the Work of other subcontractors from damage caused by operations under this Subcontract.

4.1.8 The Subcontractor shall cooperate with the Contractor, other subcontractors and the Owner's own forces whose Work might interfere with the Subcontractor's Work. The Subcontractor shall participate in the preparation of coordinated drawings in areas of congestion, if required by the Prime Contract, specifically noting and advising the Contractor of potential conflicts between the Work of the Subcontractor and that of the Contractor, other subcontractors or the Owner's own forces.

4.2     LAWS, PERMITS, FEES AND NOTICES

4.2.1 The Subcontractor shall give notices and comply with laws, ordinances, rules, regulations and orders of public authorities bearing on performance of the Work of this Subcontract. The Subcontractor shall secure and pay for permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Subcontractor's Work, the furnishing of which is required of the Contractor by the Prime Contract.

4.2.2 The Subcontractor shall comply with Federal, state and local tax laws, social security acts, unemployment compensation acts and workers' or workmen's compensation acts insofar as applicable to the performance of this Subcontract.

4.3  SAFETY PRECAUTIONS AND PROCEDURES

4.3.1 The Subcontractor shall take reasonable safety precautions with respect to performance of this Subcontract, shall comply with safety measures initiated by the Contractor and with applicable laws, ordinances, rules, regulations and orders of public authorities for the safety of persons or property in accordance with the requirements of the Prime Contract. The Subcontractor shall report to the Contractor within three days an injury to an employee or agent of the Subcontractor which occurred at the site.

4.3.2 If hazardous substances of a type of which an employer is required by law to notify its employees are being used on the site by the Subcontractor, the Subcontractor's Sub-subcontractors or anyone directly or indirectly employed by them, the Subcontractor shall, prior to harmful exposure of any employees on the site to such substance, give written notice of the chemical composition thereof to the Contractor in sufficient detail and time to permit compliance with such laws by the Contractor, other subcontractors and other employers on the site.

4.3.3 In the event the Subcontractor encounters on the site material reasonably believed to be asbestos or polychlorinated biphenyl (PCB) which has not been rendered harmless, the Subcontractor shall immediately stop Work in the area affected and report the condition to the Contractor in writing. The Work in the affected area shall resume in the absence of asbestos or polychlorinated biphenyl (PCB), or when it has been rendered harmless, by written agreement of the Contractor and Subcontractor, or in accordance with final determination by the Architect on which arbitration has not been demanded, or by arbitration as provided in this Agreement. The Subcontractor shall not be required pursuant to
Article 5 to perform without consent any Work relating to asbestos or polychlorinated biphenyl (PCB).



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                    AIA DOCUMENT A401 * ABBREVIATED OWNER CONTRACTOR AGREEMENT
3 A401-1987         NINTH EDITION * AIA * copyright 1987 * THE AMERICAN
                    INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
                    WASHINGTON, D.C., 20006

WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

4.3.4 To the fullest extent permitted by law, the Contractor shall indemnify and hold harmless the Subcontractor, the Subcontractor's Sub-subcontractors, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorneys' fees, arising out of or resulting from performance of the Work in the affected area if in fact the material is asbestos or polychlorinated biphenyl (PCB) and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Contractor, Architect, Owner, anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Subparagraph 4.3.4.

4.4     CLEANING UP

4.4.1 The Subcontractor shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations performed under this Subcontract. The Subcontractor shall not be held responsible for unclean conditions caused by other contractors or subcontractors.

4.5     WARRANTY

4.5.1 The Subcontractor warrants to the Owner, Architect and Contractor that materials and equipment furnished under this Subcontract will be of good quality and new unless otherwise required or permitted by the Subcontract Documents, that the Work of this Subcontract will be free from defects not inherent in the quality required or permitted, and that the Work will conform with the requirements of the Subcontract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, may be considered defective. The Subcontractor's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Subcontractor, improper or insufficient maintenance, improper operation, or normal wear and tear under normal usage. This warranty shall be in addition to and not in limitation of any other warranty or remedy required by law or by the Subcontract Documents.

4.6     INDEMNIFICATION

4.6.1 To the fullest extent permitted by law, the Subcontractor shall indemnify and hold harmless the Owner, Contractor, Architect, Architect's consultants, and agents and employees of any of them from and against claims, damages, losses and expenses, including but not limited to attorney's fees, arising out of or resulting from performance of the Subcontractor's Work under this Subcontract, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself) including loss of use resulting therefrom, but only to the extent caused in whole or in part by negligent acts or omissions of the Subcontractor, the Subcontractor's Sub-subcontractors, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, regardless of whether or not such claim, damage, loss or expense is caused in part by a party indemnified hereunder. Such obligation shall not be construed to negate, abridge, or otherwise reduce other rights or obligations of indemnity which would otherwise exist as to a party or person described in this Paragraph 4.6.

4.6.2   In claims against any person or entity indemnified under this Paragraph
4.6 by an employee of the Subcontractor, the Subcontractor's Sub-subcontractors, anyone directly or indirectly employed by them or anyone for whose acts they may be liable, the indemnification obligation under this Paragraph 4.6 shall not be limited by a limitation on amount or type of damages, compensation or benefits payable by or for the Subcontractor or the Subcontractor's Sub-subcontractors under workers' or workmen's compensation acts, disability benefit acts or other employee benefit acts.

4.6.3 The obligations of the Subcontractor under this Paragraph 4.6 shall not extend to the liability of the Architect, the Architect's consultants, and agents and employees of any of them arising out of (1) the preparation or approval of maps, drawings, opinions, reports, surveys, Change Orders, designs or specifications, or (2) the giving of or the failure to give directions or instructions by the Architect, the Architect's consultants, and agents and employees of any of them, provided such giving or failure to give is the primary cause of the injury or damage.

4.7     REMEDIES FOR NONPAYMENT

4.7.1 If the Contractor does not pay the Subcontractor through no fault of the Subcontractor, within seven days from the time payment should be made as provided in this Agreement, the Subcontract may, without prejudice to other available remedies, upon seven additional days' written notice to the Contractor, stop the Work of this Subcontract until payment of the amount owing has been received. The Subcontract Sum shall, by appropriate adjustment, be increased by the amount of the Subcontractor's reasonable costs of shutdown, delay and start-up.

                                   ARTICLE 5
                              CHANGES IN THE WORK

5.1 The Owner may make changes in the Work by issuing Modifications to the Prime Contract. Upon receipt of such a modification issued subsequent to the execution of the Subcontract Agreement, the Contractor shall promptly notify the Subcontractor of the Modification. Unless otherwise directed by the Contractor, the Subcontractor shall not thereafter order materials or perform Work which would be inconsistent with the changes made by the Modifications to the Prime Contract.

5.2 The Subcontractor may be ordered in writing by the Contractor, without invalidating this Subcontract, to make changes in the Work within the general scope of this Subcontract consisting of additions, deletions or other revisions, including those required by Modifications to the Prime Contract issued subsequent to the execution of this Agreement, the Subcontract Sum and the Subcontract Time being adjusted accordingly. The Subcontractor, prior to the commencement of such changed or revised Work, shall submit promptly to the Contractor written copies of a claim for adjustment to the Subcontract Sum and Subcontract Time for such revised Work in a manner consistent with requirements of the Subcontract Documents.

5.3 The Subcontractor shall make claims promptly to the Contractor for additional cost, extensions of time and damages for delays or other causes in accordance with the Subcontract

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AIA DOCUMENT A401 - OWNER-ARCHITECT AGREEMENT -                     A401-1987  4
TWELFTH EDITION  - AIA - (C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS,
1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006

       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

Documents. A claim which will affect or become part of a claim which the Contractor is required to make under the Prime Contract within a specified time period or in a specified manner shall be made in sufficient time to permit the Contractor to satisfy the requirements of the Prime Contract. Such claims shall be received by the Contractor not less than two working days preceding the time by which the Contractor's claim must be made. Failure of the Subcontractor to make such a timely claim shall bind the Subcontractor to the same consequences as those to which the Contractor is bound.

                                   ARTICLE 6
                                  ARBITRATION

6.1 Any controversy or claim between the Contractor and the Subcontractor arising out of or related to this Subcontract, or the breach thereof, shall be settled by arbitration, which shall be conducted in the same manner and under the same procedure as provided in the Prime Contract with respect to claims between the Owner and the Contractor, except that a decision by the Architect shall not be a condition precedent to arbitration. If the Prime Contract does not provide for arbitration or fails to specify the manner and procedure for arbitration, it shall be conducted in accordance with the Construction Industry Arbitration Rules of the American Arbitration Association currently in effect unless the parties mutually agree otherwise.

6.2 Except by written consent of the person or entity sought to be joined, no arbitration arising out of or relating to the Subcontract, shall include, by consolidation or joinder or in any other manner, any person or entity not a party to the Agreement under which such arbitration arises, unless it is shown at the time the demand for arbitration is filed that (1) such person or entity is substantially involved in a common question of fact or law, (2) the presence of such person or entity is required if complete relief is to be accorded in the arbitration, (3) the interest or responsibility of such person or entity in the matter is not insubstantial, and (4) such person or entity is not the Architect, the Architect's employee, the Architect's consultant, or an employee or agent of any of them. This agreement to arbitrate and any other written agreement to arbitrate with an additional person or persons referred to herein shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

6.3 The Contractor shall give the Subcontractor prompt written notice of any demand received or made by the Contractor for arbitration if the dispute involves or relates to the Work, materials, equipment, rights or responsibilities of the Subcontractor. The Contractor shall consent to inclusion of the Subcontractor in the arbitration proceeding whether by joinder, consolidation or otherwise, if the Subcontractor requests in writing to be included within ten days after receipt of the Contractor's notice.

6.4 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

6.5 This Article 6 shall not be deemed a limitation of rights or remedies which the Subcontractor may have under Federal law, under state mechanics' lien laws, or under applicable labor or material payment bonds unless such rights or remedies are expressly waived by the Subcontractor.

                                   ARTICLE 7
            TERMINATION, SUSPENSION OR ASSIGNMENT OF THE SUBCONTRACT

7.1     TERMINATION BY THE SUBCONTRACTOR

7.1.1 The Subcontractor may terminate the Subcontract for the same reasons and under the same circumstances and procedures with respect to the Contractor as the Contractor may terminate with respect to the Owner under the Prime Contract, or for nonpayment of amounts due under this Subcontract for 60 days or longer. In the event of such termination by the Subcontractor for any reason which is not the fault of the Subcontractor, Sub-subcontractors or their agents or employees or other persons performing portions of the Work under contract with the Subcontractor, the Subcontractor shall be entitled to recover from the Contractor payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including reasonable overhead, profit and damages.

7.2     TERMINATION BY THE CONTRACTOR

7.2.1 If the Subcontractor persistently or repeatedly fails or neglects to carry out the Work in accordance with the Subcontract Documents or otherwise to perform in accordance with this Agreement and fails within seven days after receipt of written notice to commence and continue correction of such default or neglect with diligence and promptness, the Contractor may, after seven days following receipt by the Subcontractor of an additional written notice and without prejudice to any other remedy the Contractor may have, terminate the Subcontract and finish the Subcontractor's Work by whatever method the Contractor may deem expedient. If the unpaid balance of the Subcontract Sum exceeds the expense of finishing the Subcontractor's Work, such excess shall be paid to the Subcontractor, but if such expense exceeds such unpaid balance, the Subcontractor shall pay the difference to the Contractor.

7.3     ASSIGNMENT OF THE SUBCONTRACT

7.3.1 In the event of termination of the Prime Contract by the Owner, the Contractor may assign this Subcontract to the Owner, with the Owner's agreement, subject to the provisions of the Prime Contract and to the prior rights of the surety, if any, obligated under bonds relating to the Prime Contract. If the Work of the Prime Contract has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted.

7.3.2 The Subcontractor shall not assign the Work of this Subcontract without the written consent of the Contractor, nor subcontract the whole of this Subcontract without the written consent of the Contractor, nor further subcontract portions of this Subcontract without written notification to the Contractor when such notification is requested by the Contractor.

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5  A401-1987            AIA DOCUMENT A401 - CONTRACTOR-SUBCONTRACTOR AGREEMENT -
                        TWELFTH EDITION  - AIA - (C)1987
                        THE AMERICAN INSTITUTE OF ARCHITECTS,
                        1735 NEW YORK AVENUE, N.W.,
                        WASHINGTON, D.C. 20006

       WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND
                        IS SUBJECT TO LEGAL PROSECUTION.

                                   ARTICLE 8

                          THE WORK OF THIS SUBCONTRACT


8.1 The Subcontractor shall execute the following portion of the Work described in the Subcontract Documents, including all labor, materials, equipment, services and other items required to complete such portion of the Work, except to the extent specifically indicated in the Subcontract Documents to be the responsibility of others:

Design Build electrical system and lighting for the KLA-MO-YA Casino in Chiloquin Oregon. The bid is based on the design Development drawings - C-1, C-2, C-3, C-4, C-5, C-6, C-7, C-8, C-9, C-10, C-11, C-12 - all dated 12-20-96,
A1.0, A1.1, A1.2 A1.3, A2.0, A2.1, A3.0, A3.1, A3.2, A4.0, S1, S2, S3, K1, K2,
K3, K4, K5, K6, K7. The K drawings are dated 12-16-96, the S drawings are dated 12-3-96, A1.0-1.3, and 3.0 are dated 11-8-96 A2.0 - 4.0 are dated 12-2-96.

Electrical Performance Specification.


                                   ARTICLE 9

                DATE OF COMMENCEMENT AND SUBSTANTIAL COMPLETION


9.1 The subcontractor's date of commencement is the date from which the Contract Time of Paragraph 9.3 is measured; it shall be the date of the Agreement, as first witness above, unless a different date is stated below or provision is made for the date to be fixed in a notice to proceed issued by the Contractor.

(Insert the date of commencement, if it differs from the date of this Agreement or, if applicable, state that the date will be fixed in a notice to proceed.)

2-1-97

9.2 Unless the date of commencement is established by a notice to proceed issued by the Contractor, or the Contractor has commenced visible Work at the site under the Prime Contract, the Subcontractor shall notify the Contractor in writing not less than five days before commencing the Subcontractor's Work to permit the timely filing of mortgages, mechanic's liens and other security interests.

9.3 The Work of this Subcontract shall be substantially completed not later than 6-30-97

(Insert the calendar date or number of calendar days after the Subcontractor's date of commencement. Also insert any requirements for earlier substantial completion of certain portions of the Subcontractor's work, if not stated elsewhere in the Subcontract Documents.)

, subject to adjustments of this Subcontract There as provided in the Subcontract Documents.

(Insert provisions, if any, for Liquidated damages relating to failure to complete on time.)

9.4     Time is of the essence of this Subcontract.

9.5 No extension of which will be valid without the Contractor's written consent after claims made by the Subcontractor in accordance with Paragraph 5.2.

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AIA DOCUMENT ASDI o CONTRACTOR-SUBCONTRACTOR AGREEMENT o
TWELFTH EDITION o AIA(R) o (C)1987 THE AMERICAN INSTITUTE OF
ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006   A401-1987    6

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

                                   ARTICLE 10

                                SUBCONTRACT SUM

10.1 The Contractor shall pay the Subcontractor in current funds for performance of the Subcontract the Subcontract Sum of subject to additions and deductions as provided in the Subcontract Documents.

Two Hundred Eighty Four Thousand Four Hundred Sixty Seven and 33/100 Dollars ($284,467.33) subject to additions and deductions as provided in the Subcontract Documents.

10.2 The Subcontract Sum is based upon the following alternates if any, which are described in the Subcontract Documents and have been accepted by the Owner and the Contractor:

(Insert the numbers or other identification of accepted alternates) N/A



10.3    Unit prices, if any, are as follows:

                    NA



                                   ARTICLE 11

                               PROGRESS PAYMENTS

11.1 Based upon applications for payment submitted to the Contractor by the Subcontractor, corresponding to Applications for Payment submitted by the Contractor to the Architect, and Certificates for Payment issued by the Architect, the Contractor shall make progress payments on account of the Subcontract Sum to the Subcontractor as provided below and elsewhere in the Subcontract Documents.

11.2 The period covered by each application for payment shall be one calendar month ending on the last day of the month, or as follows:

        The Twenty Fifth of the Month.


11.3 Provided an application for payment is received by the Contractor not later than the _____ Twenty-Five day of a month, the Contractor shall include the Subcontractor's Work covered by that application in the next Application for Payment which the Contractor is entitled to submit to the Architect. The Contractor shall pay the Subcontractor each progress payment


------------------------------------------------------------------------------
AIA DOCUMENT A107 o ABBREVIATED OWNER-SUBCONTRACTOR AGREEMENT o
NINTH EDITION o AIA(R) o (C)1987 THE AMERICAN INSTITUTE OF
ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006   A107-1987    7

WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT TO LEGAL PROSECUTION.

within three working days after the Contractor receives payment from the Owner. If the Architect does not issue a Certificate for Payment or the Contractor does not receive payment for any cause which is not the fault of the Subcontractor, the Contractor shall pay the Subcontractor, on demand, a progress payment computed as provided in Paragraphs 11.7 and 11.8.

11.4 If an application for payment is received by the Contractor after the application date fixed above, the Subcontractor's Work covered by it shall be included by the Contractor in the next Application for Payment submitted to the Architect.

11.5 Each application for payment shall be based upon the most recent schedule of values submitted by the Subcontractor in accordance with the Subcontract Documents. The schedule of values shall allocate the entire Subcontract Sum among the various portions of the Subcontractor's Work and be prepared in such form and supported by such data to substantiate its accuracy as the Contractor may require. This schedule, unless objected to by the Contractor, shall be used as a basis for reviewing the Subcontractor's applications for payment.

11.6 Applications for payment submitted by the Subcontractor shall indicate the percentage of completion of each position of the Subcontractor's Work as of the end of the period covered by the application for payment.

11.7 Subject to the provisions of the Subcontract Documents, the amount of each progress payment shall be computed as follows:

11.7.1 Take that portion of the Subcontractor Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Subcontractor's Work by the share of the total Subcontract Sum allocated to that portion of the Subcontractor's Work in the schedule of values, less that percentage actually released, if any, from payments to the Contractor on account of the Work of the Subcontractor. Pending final determination of cost to the Contractor of changes in the Work which have been properly authorized by Construction Change Directive, amounts not in dispute may be included to the same extent provided in the Prime Contract, even though the Subcontract Sum has not yet been adjusted;

11.7.2 Add that portion of the Subcontract Sum properly allocable to materials and equipment delivered and suitably stored at the site by the Subcontractor for subsequent incorporation in the Subcontractor's Work or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing, less the same percentage retainage required by the Prime Contract to be applied to such materials and equipment in the Contractor's Application for Payment;

11.7.3  Subtract the aggregate of previous payments made by the Contractor; and

11.7.4 Subtract amounts, if any, calculated under Subparagraph 11.7.1 or 11.l7.2 which are related to Work of the Subcontractor for which the Architect has withheld or nullified, in whole or in part, a Certificate of Payment for a cause which is the fault of the Subcontractor.

11.8    SUBSTANTIAL COMPLETION

11.8.1 When the Subcontractor's Work or a designated portion thereof is substantially complete and in accordance with the requirements of the Prime Contract, the Contractor shall, upon application by the Subcontractor, make prompt application for payment for such Work. Within 30 days following issuance by the Architect of the Certificate for Payment covering such substantially completed Work, the Contractor shall, to the full extent allowed in the Prime Contract, make payment to the Subcontractor, deducting any portion of the funds for the Subcontractor's Work withheld in accordance with the Certificate to cover costs of items to be completed or corrected by the Subcontractor. Such payment to the Subcontractor shall be the entire unpaid balance of the Subcontract Sum if a full release of retainage is allowed under the Prime Contract for the Subcontractor's Work prior to the completion of the entire Project. If the Prime Contract does not allow for a full release of retainage, then such payment shall be an amount which, when added to previous payments to the Subcontractor, will reduce the retainage on the Subcontractor's substantially completed Work to the same percentage of retainage as that on the Contractor's Work covered by the Certificate.

                                   ARTICLE 12

                                 FINAL PAYMENT

12.1 Final payment, constituting the entire unpaid balance of the Subcontract Sum, shall be made by the Contractor to the subcontractor when the Subcontractor's Work is fully performed in accordance with the requirements of the Contract Documents, the Architect has issued a Certificate for Payment covering the Subcontractor's completed Work and the Contractor has received payment from the Owner. If, for any cause which is not the fault of the Subcontractor, a Certificate for payment is not issued or the Contractor does not receive timely payment or does not pay the Subcontractor within three working days after receipt of payment from the owner, final payment to the Subcontractor shall be made upon demand.

(Insert provisions for earlier final payment to the Subcontractor, if applicable)

NA

12.2 Before issuance of the final payment, the Subcontractor, if required, shall submit evidence satisfactory to the Contractor that all payrolls, bills for materials and equipment, and all known indebtedness connected with the Subcontractor's Work have been satisfied.


-------------------------------------------------------------------------------
AIA DOCUMENT A401 * ABBREVIATED OWNER CONTRACTOR AGREEMENT
NINTH EDITION * AIA * copyright 1987 * THE AMERICAN                 A401-1987 8
INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C., 20006

WARNING: Unlicensed photocopying violates U.S. copyright laws and is subject to legal prosecution.

                                   ARTICLE 13
                                   ----------
                              INSURANCE AND BONDS
                              -------------------

13.1 The Subcontractor shall purchase and maintain insurance on the following types of coverage and limits of liability:

        Insurance  $1,000,000.00 coverage and Oregon Contractors License

13.2 Coverages, whether written on an occurrence or claims-made basis, shall be maintained without interruption from date of commencement of the Subcontractor's Work until date of final payment and termination of any coverage required to be maintained after final payment.

13.3 Certificates of insurance acceptable to the Contractor shall be filed with the Contractor prior to commencement of the Subcontractors' Work. These certificates and the insurance policies required by this Article 13 shall contain a provision that coverages afforded under the policies will not be cancelled or allowed to expire until at least 30 days' prior written notice has been given to the Contractor. If any of the foregoing insurance coverages are required to remain in force after final payment and are reasonably available, an additional certificate evidencing continuation of such coverage shall be submitted with the final application for payment as required in Article 12. If any information concerning reduction of coverage is not furnished by the insurer, it shall be furnished by the Subcontractor with reasonable promptness according to the Subcontractor's information and belief.

13.4 The Contractor shall furnish to the Subcontractor satisfactory evidence of insurance required of the Contractor under the Prime Contract.

13.5 Waivers of Subrogation. The Contractor and Subcontractor waive all rights against (1) each other and any of their Subcontractors, Sub-subcontractors, agents and employees, each of the other, and (2) the Owner, the Architect, the Architect's consultants, separate contractors, and any of their subcontractors, sub-subcontractors, agents and employees for damages caused by fire or other perils to the extent covered by property insurance provided under the Prime Contract or other property insurance applicable to the Work, except such rights as they may have to proceeds of such insurance held by the Owner as fiduciary. The Subcontractor shall require of the Subcontractor's Sub-subcontractors, agents and employees, by appropriate agreements, written where legally required for validity, similar waivers in favor of other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

13.6 The Contractor shall promptly, upon request of the Subcontractor, furnish a copy or permit a copy to be made of any bond covering, payment of obligations arising under the Subcontract.

13.7    Performance Bond and Payment Bond:
(If the Subcontractor is to furnish bonds, insert the specific requirements here.)

        NA

                                   ARTICLE 14
                                   ----------
                  TEMPORARY FACILITIES AND WORKING CONDITIONS

14.1 The Contractor shall furnish and make available to the Subcontractor the following temporary facilities, equipment and services; these shall be furnished at no cost to the Subcontractor unless otherwise indicated below.

14.2 Specific working conditions: (Insert any applicable arrangements concerning working conditions and labor matters for the project.)

        NA

-------------------------------------------------------------------------------
AIA DOCUMENT A401 - CONTRACTOR-SUBCONTRACTOR AGREEMENT - TWELFTH EDITION - AIA(R) - (C)1987
THE AMERICAN INSTITUTE OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W., WASHINGTON, D.C. 20006
                                                                     A401-1987 9

                                   ARTICLE 15
                                   ----------
                            MISCELLANEOUS PROVISIONS

15.1 Where reference is made in this Agreement to a provision of the General Conditions or another Subcontract Document, the reference refers to that provision as amended or supplemented by other provisions of the Subcontract Documents.

15.2 Payments due and unpaid under this Subcontract shall bear interest from the date payment is due at such rate as the parties may agree upon in writing or, in the absence thereof, at the legal care prevailing from time to time at the place where the Project is located.
(Insert rate of interest agreed upon, if any.)
        NA

(Using laws and requirements under the Federal Truth in Lending Act, similar state and local consumer credit laws and other regulations at the Owner's, Contractor's and Subcontractor's principal places of business, the location of the Project and elsewhere may effect the rapidity of this provision. Legal advice should be obtained with respect to deletions or modifications, and also regarding requirements each to written disclosures or waivers.)


                                   ARTICLE 16
                                   ----------
                      ENUMERATION OF SUBCONTRACT DOCUMENTS

16.1 The Subcontract Documents, except for Modifications issued after execution of this Agreement, are enumerated as follows;

16.1.1 This executed Standard Form of Agreement Between Contractor and Subcontractor, AIA Document A401, 1987 Edition;

16.1.2 The Prime Contract, consisting of the Agreement between the Owner and Contractor dated as first entered above and the other Contract Documents enumerated in the Owner-Contractor Agreement; Conditions of the Contract (General, Supplementary and other Conditions), Drawings, Specifications, Addenda and other documents enumerated therein;

16.1.3 The following Modifications to the Prime Contract, if any, issued subsequent to the execution of the Owner-Contractor Agreement but prior to the execution of this Agreement;

Modification                                            Date

        See Attached

16.1.4 Other Documents, if any, forming part of the Subcontract Documents are as follows:
(List any additional documents which are intended to form part of the Subcontract Document. Requests for proposal and the Subcontractor's bid or proposal should be listed here only if intended to be part of the Subcontract Documents).

This Agreement entered into as of the day and year first written above.

CONTRACTOR                              SUBCONTRACTOR

/s/ Duncan Edwards                      /s/ Frank M. Coit
--------------------------------        --------------------------------
(Signature) Duncan Edwards              (Signature) Frank M. Coit

DUNCAN EDWARDS AGENT FOR:
INLAND CASINO CORP.                     FRANK M. COIT-PRESIDENT
--------------------------------        --------------------------------
(PRINTED NAME AND TITLE)                PRINTED NAME AND TITLE

[LOGO]
CAUTION: YOU SHOULD USE AN ORIGINAL AIA DOCUMENT WHICH HAS THIS CAUTION PRINTED IN RED. AN ORIGINAL ASSURES THAT CHANGES WILL NOT BE OBSCURED AS MAY OCCUR WHEN DOCUMENTS ARE REPRODUCED.
--------------------------------------------------------------------------------
AIA DOCUMENT A401 - CONTRACTOR-SUBCONTRACTOR AGREEMENT -
TWELFTH EDITION - AIA(R) - (C)1987 THE AMERICAN INSTITUTE
OF ARCHITECTS, 1735 NEW YORK AVENUE, N.W.,
WASHINGTON, D.C. 20006                                              A401-1987 10


  WARNING: UNLICENSED PHOTOCOPYING VIOLATES U.S. COPYRIGHT LAWS AND IS SUBJECT
                             TO LEGAL PROSECUTION.

                          [COIT POWER INC. LETTERHEAD]

December 23, 1996

Duncan Edwards
Timbercreek Consulting Group Inc.
2210 Greenfield Drive
El Cajon, Ca 92019

Re: Kla-Mo-Ya Casino electrical proposal


Dear Duncan,

Enclosed please find our proposal for the electrical system at the Chiloquin, Oregon gaming facility. This of course is just an informal proposal to outline what we can include for the price listed. Since this is a design-build format for this project, some of the spec's are not available at this time, but can be forseen in this estimate from our extensive experience with previous gaming projects. Unless a substantial design change occurs, you can be assured that the price of this electrical system as we outlined, will remain true.

As always, if you have any questions whatsoever, please give me a call at your convenience.


Sincerely,

/s/ Frank M. Coit
Frank M. Coit
President

                          [COIT POWER INC. LETTERHEAD]

                                    PROPOSAL

We are pleased to submit for your consideration the following cost estimate for the electrical system installation of the temporary gaming facility at Chiloquin, Oregon.

Items included at this price are:
a) 10 - 25 ft. dual-head (bronze shoebox style), 1000 watt, metal halide light pole fixtures, 480 volt, with 120 volt convenience outlets attached.
b) 11 - 100 watt, "Hadco", RF6 metal halide bollards, 277 volt.
c) "Halo" single circuit track lighting system, with L1540 fixtures.
d) 10 - "Hadco" WA2 - 70 watt metal halide floods for building exterior.
e) 1200 amp, 3-phase, 480 volt, main service cabinet, with ground fault protection.
f) 100 amp, 480 volt, 3-phase service to marquee signage at road entry.
g) All materials needed to install wiring as per plans and specs submitted to date.
h) Electrical design and engineering.
i) Exit and emergency lighting as required.
j) "Lithonia" 18-cell, parabolic lensed, fluorescent 2x4 lay-in, 3-lamp fixtures in all management and computer operator's offices.
k) "Carlon" PVC floor boxes, with dark bronze PVC outlet covers, brass covers in traffic areas. 1 - system for power, 1 - system for data (no wiring, conduit only).
l) Underground utility trenching, conduit, and pull boxes to accommodate 4000 amp main building service as well as temporary building service.

Items excluded at this price:
a) Any wired systems below 120 volt.
b) Concrete bases for lighting poles or ground-based fixtures.
c) Signage wiring: supply power connections only.
d) Any fees associated with power company services.
e) Any wiring associated with gaming machines or signage other than supply power to floor location, (floor box outlet).
g) Electrical permits or other government documents.

                 TOTAL ESTIMATE.....................$284,467.33

-------------------------------------------------------------------------------------------------------------------------------
ABCDEF                                                                         MKW  01878                ISSUE DATE  (MM/DD/YY)
                                                      CERTIFICATE OF INSURANCE                           / / 01/15/97
-------------------------------------------------------------------------------------------------------------------------------
INSURANCE                                                       THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
                                                                CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE
                                                                DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
ANORSDALE INSURANCE                                             POLICIES BELOW.
P.O. BOX 1672                                                   --------------------------------------------------------------
EL CAJON, CA 92022                                                                COMPANIES AFFORDING COVERAGE
                                                                --------------------------------------------------------------
                                                                 COMPANY        GOLDEN EAGLE INSURANCE
                                                                 LETTER    A
-------------------------------------------------------------------------------------------------------------------------------
INSURED                                                          COMPANY        HULL & COMPANY
                                                                 LETTER    B
COIT POWER INC.                                                  --------------------------------------------------------------
1209 2ND STREET                                                  COMPANY
EL CAJON, CA 92021                                               LETTER    C
                                                                --------------------------------------------------------------
                                                                 COMPANY
                                                                 LETTER    D
                                                                --------------------------------------------------------------
                                                                 COMPANY
                                                                 LETTER    E
-------------------------------------------------------------------------------------------------------------------------------
COVERAGES

     THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY
     PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH
     THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL OF
     THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
-------------------------------------------------------------------------------------------------------------------------------
 CO                                                    POLICY  EFFECTIVE   POLICY EXPIRATION
LTR  TYPE OF INSURANCE                 POLICY NUMBER   DATE (MM/DD/YY)     DATE (MM/DD/YY)                   LIMITS
-------------------------------------------------------------------------------------------------------------------------------
 B   GENERAL LIABILITY                 F015SG411094      08/17/96                08/17/97     GENERAL AGGREGATE      $2,000,000
     X  COMMERCIAL GENERAL LIABILITY                                                          ---------------------------------
            CLAIMS MADE   / / OCCUR.                                                          PRODUCTS-COMMON        $1,000,000
     OWNER'S & CONTRACTOR'S PROF.                                                             ---------------------------------
                                                                                              PERSONAL & ADV. INJURY $1,000,000
     -------------------------------                                                          ---------------------------------
                                                                                              EACH OCCURRENCE        $1,000,000
                                                                                              ---------------------------------
                                                                                              FIRE DAMAGE            $   50,000
                                                                                              ---------------------------------
                                                                                              MED. EXP.              $    1,000
-------------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIABILITY                                                                     COMBINED SINGLE
     /  / ANY AUTO                                                                            LIMIT                  $
     /  / ALL OWNED AUTOS                                                                     ---------------------------------
     /  / SCHEDULED AUTOS                                                                     BODILY INJURY
     /  / OWNED AUTOS                                                                           (PER PERSON)           $
     /  / NON-OWNED AUTOS                                                                     ---------------------------------
     /  / GARAGE LIABILITY                                                                    BODILY INJURY
                                                                                              (PER ACCIDENT)         $
                                                                                              ---------------------------------
                                                                                              PROPERTY DAMAGE        $
-------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                         EACH OCCURRENCE        $
     /  / UMBRELLA FORM                                                                       ---------------------------------
     /  / OTHER THAN UMBRELLA FORM                                                            AGGREGATE              $
-------------------------------------------------------------------------------------------------------------------------------
 A     WORKERS COMPENSATION           NWC32257902        09/06/96                09/06/97          STATUTORY LIMITS
             AND                                                                              ---------------------------------
       EMPLOYERS' LIABILITY                                                                   EACH ACCIDENT          $1,000,000
                                                                                              ---------------------------------
                                                                                              DECREASE POLICY LIMIT  $1,000,000
                                                                                              ---------------------------------
                                                                                              DECREASE EACH EMPLOYEE $1,000,000
-------------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATION ITEMS
COVERING WORK TO BE PERFORMED BY THE NAMED INSURED DURING THE POLICY TERM RE: KLA-MO-YA CASINO PHASE I 34333 HIGHWAY 97 NORTH
CHILOQUIN OREGON 97624
*30 DAY NOTICE OF CANCELLATION FOR NON-PAYMENT
-------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE HOLDER                              CANCELLATION

                                                SHOULD ANY OF THE ABOVE DESCRIPTION POLICIES BE CANCELLED BEFORE THE EXPIRATION
    KLAMATN TRIBES                              DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAKE 30 DAYS WRITTEN NOTICE
                                                TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, NOT FAILURE TO MAIL SUCH NOTICE
    P.O. BOX 936                                SHALL IMPOSE NO QUALIFICATION OR LIABILITY OR ANY KIND UPON THE COMPANY, ITS
    CHILOQUINI OR 97624                         AGENT OR REPRESENTATIVES.

                                                /s/ Louis J. Connell, Jr.
                                                -------------------------------------------------------------------------------
                                                AUTHORIZED REPRESENTATIVE

ACORD 25-5 (7/97)                                                                                        ACORD CORPORATION
-------------------------------------------------------------------------------------------------------------------------------

ABCDEF          CERTIFICATE OF INSURANCE  MKW 01878     ISSUE DATE (MM/DD/YY)
                                                                01/15/97

PRODUCER                             THIS CERTIFICATE IS ISSUED AS A MATTER OF
                                     INFORMATION ONLY AND CONFERS NO RIGHTS
HANORSDALE INSURANCE                 UPON THE CERTIFICATE HOLDER. THIS
P.O. BOX 1672                        CERTIFICATE DOES NOT AMEND, EXTEND OR
EL CAJON CA 92022                    OR ALTER THE COVERAGE AFFORDED BY THE
                                     POLICIES BELOW.

                                           COMPANIES AFFORDING COVERAGE

INSURED                              COMPANY     GOLDEN EAGLE INSURANCE
                                     LETTER   A
COIT POWER INC.
1209 2ND STREET                      COMPANY     HULL & COMPANY
EL CAJON, CA 92021                   LETTER   B

                                     COMPANY
                                     LETTER   C

                                     COMPANY
                                     LETTER   D

                                     COMPANY
                                     LETTER   E
--------------------------------------------------------------------------------
COVERAGES

     THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAME ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
--------------------------------------------------------------------------------

CO                                                      POLICY EFFECTIVE   POLICY EXPIRATION
LTR   TYPE OF INSURANCE                 POLICY NUMBER   DATE (MM/DD/YY)    DATE (MM/DD/YY)                 LIMITS
-------------------------------------------------------------------------------------------------------------------------------
 B    GENERAL LIABILITY                  F-155C411-04       08/17/96           08/17/97       GENERAL AGGREGATE      $2,000,000
      X  COMMERCIAL GENERAL LIABILITY                                                         PRODUCTS               $1,000,000
         __ CLAIMS MADE  __ OCCUR.                                                            PERSONAL & ADV. INJURY   $1,000,000
         OWNER'S & CONTRACTOR'S PROF.                                                         EACH OCCURRENCE        $1,000,000
                                                                                              FIRE DAMAGE            $   50,000
         ----------------------------                                                         MED. EXP.              $    1,000
-------------------------------------------------------------------------------------------------------------------------------
      AUTOMOBILE LIABILITY                                                                    COMBINED, SINGLE
                                                                                              LIMIT                  $
      __ ANY AUTO
      __ ALL OWNED AUTOS                                                                      (PER ACCIDENT)         $
      __ SCHEDULED AUTOS                                                                      BODILY INJURY
      __ OWNED AUTOS                                                                          (PER ACCIDENT)         $
      __ NON-OWNED AUTOS                                                                      PROPERTY DAMAGE        $
      __ GARAGE LIABILITY
-------------------------------------------------------------------------------------------------------------------------------
      EXCESS LIABILITY

      __ UMBRELLA FORM                                                                        EACH OCCURRENCE        $
      __ OTHER THAN UMBRELLA FORM                                                             AGGREGATE              $
-------------------------------------------------------------------------------------------------------------------------------
A        WORKMEN'S COMPENSATION          NWC32257902        09/06/96           09/06/97       STATUTORY LIMITS
                  AND                                                                         EACH ACCIDENT          $1,000,000
         EMPLOYERS LIABILITY                                                                  DISEASE POLICY LIMIT   $1,000,000
                                                                                              DISEASE EACH EMPLOYEE  $1,000,000
-------------------------------------------------------------------------------------------------------------------------------
         OTHER

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

COVERING WORK TO BE PERFORMED BY THE NAMED INSURED DURING THE POLICY TERM
RE: KLA-MO-YA CASINO PHASE I 34333 HIGHWAY 97 NORTH CHILOQUIN OREGON 97624
30 DAYS NOTICE OF NON-PAYMENT OF PREMIUM
--------------------------------------------------------------------------------
CERTIFICATE HOLDER                  CANCELLATION
                                    SHOULD ANY OF THE ABOVE DESCRIBED POLICIES
     INLAND CASINO CORP.            BE CANCELLED BEFORE THE EXPIRATION DATE
     4225 EXECUTIVE SQUARE          THEREOF, THE ISSUING COMPANY WILL ENDEAVOR
     SUITE 1650                     TO MAIL 30 DAYS WRITTEN NOTICE TO THE
     LA JOLLA CA   92037            CERTIFICATE HOLDER NAMED TO THE LEFT, BUT
                                    FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO
                                    OBLIGATION OR LIABILITY OF ANY KIND UPON
                                    THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

                                    /s/ Louis J. Connell, Jr.
                                    ------------------------------------------
                                    AUTHORIZED REPRESENTATIVE

ACORD 25-S                                        (7/90) ACORD CORPORATION